UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2026

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
MacroGenics, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders on May 19, 2026. A total of 36,744,013 shares of the Company's common stock were present or represented by proxy at the meeting, which represented approximately 58% of the Company's 63,560,068 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of March 27, 2026. Stockholders considered the four proposals outlined below, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026 (the "Proxy Statement").
Proposal 1. The election of four nominees to serve as Class I directors, each for a term of three years. All director nominees were elected. The voting results were as follows:

Nominees	For	Withheld	Broker Non-Votes
Scott Koenig, M.D., Ph.D.	26,353,906	992,399	9,397,708
Federica O'Brien	26,467,370	878,935	9,397,708
Eric Risser	27,174,501	171,804	9,397,708
Proposal 2. The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2026. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
36,689,683	40,552	13,778	—
Proposal 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement. Stockholders approved the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
26,624,952	526,125	195,228	9,397,708
Proposal 4. To approve an amendment to the MacroGenics, Inc. 2023 Equity Incentive Plan (the "2023 Plan") to increase the number of shares of our common stock available for issuance thereunder by 1,250,000 shares. Stockholders approved the amendment to the 2023 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
25,600,112	1,671,102	75,091	9,397,708

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROGENICS, INC.
Date: May 20, 2026	By: Name: Title:	/s/ Jeffrey Peters Jeffrey Peters Senior Vice President, General Counsel and Corporate Secretary